Item 27. Exhibit (d) ii.

CONTRACT SCHEDULE

CONTRACT NUMBER: [ ]	ANNUITY DATE: [Max Age = 100 (90NY)]
ISSUE DATE: [10/01/01]	CONTRACT SCHEDULE DATE: [10/01/2001]
PRODUCT VERSION: [ CUSTOM PLAN ]
CONTRACT OWNER: [ ]
AGE AND SEX: [ Maximum Age 90 (85NY) ]
JOINT OWNER: [ ]
AGE AND SEX: [ Maximum Age 90 (85NY) ]
ANNUITANT: [ ]
AGE AND SEX: [Maximum Age 90 (85NY) ]

BENEFICIARY:	As designated by the Contract Owner at the Issue Date, or as otherwise changed or provided in accordance with the Contract.

PURCHASE PAYMENTS

Initial Purchase Payment: [$XXX,XXX.XX]

Minimum Subsequent Purchase Payment: [$250, or, if the automatic investment plan option is elected, $100.]

Maximum Total Purchase Payments: [For Contract Owners up to Age 75 on the Issue Date, the maximum total Purchase Payments are $1,000,000; for Contract Owners over Age 75 on the Issue Date, the maximum total Purchase Payments are $500,000. Purchase Payments above these amounts must be pre-approved by the Company. For Joint Contract Owners, Age refers to the oldest Joint Contract Owner. If the Contract is owned by a non-natural person, then Contract Owner shall mean Annuitant.]

Allocation Guidelines:

1.
[There are currently no limitations on the number of Sub-Accounts that can be selected by a Contract Owner. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 at any one time.

2.	Contract Owners can have Purchase Payments allocated to the Fixed Account(s). The minimum amount of any allocation to the Long Term Fixed Account is $1,000.

3.
If the Purchase Payments and forms required to issue a Contract are in good order, the initial Net Purchase Payment will be credited to the Contract within two (2) business days after receipt at the Annuity Service Center. Additional Purchase Payments will be credited to the Contract as of the Valuation Period when they are received in good order. ]

TMLS-CAF	4A	09-01

TRANSFERS

Number of Transfers: [Subject to the conditions imposed on such transfers by the Company, Contract Owners may make unlimited transfers during the Accumulation Period and 6 transfers per calendar year during the Annuity Period. The Company reserves the right to further limit the number of transfers in the future. We reserve the right to restrict transfers initiated by a market-timing organization, or individual, or other party authorized to give transfer instructions on behalf of the Contract Owner(s).]

Free Transfers: [12 per calendar year during the Accumulation Period; 6 per calendar year during the Annuity Period. All transfers made during a Valuation Period are deemed to be one transfer.]

Transfer Fee: [The Transfer fee will not exceed $20 for each transfer beyond the 12 free unscheduled transfers allowed per calendar year. In addition, all transfers made as a result of a dollar cost averaging program, rebalancing program, interest sweep program, automatic voice response system, or the internet will be considered as free scheduled transfers that do not count toward the 12 free unscheduled transfers. ]

Minimum and Maximum Amount to be Transferred: [The minimum amount of a transfer is $1,000 per transfer request (from one or multiple Sub-Accounts and the Fixed Account(s) during the Accumulation Period) or the Contract Owner’s entire interest in the Sub-Account or Fixed Account(s), if less. This requirement is waived if the transfer is made in connection with the rebalancing, interest sweep or dollar cost averaging programs. The minimum amount of any allocation to the LT Fixed Account is $1,000.

Transfers out of the Fixed Account(s) excluding the DCA Fixed Account(s) during the first Contract Year are limited in amount to thirty percent (30%) of the Contract Value allocated to the Fixed Account(s) determined as of the time of the first transfer. Transfers out of the Fixed Account(s), excluding LT Fixed Account and the DCA Fixed Account(s), during any subsequent Contract Year are limited in amount to thirty percent (30%) of the Contract Value allocated to the Fixed Account(s) determined as of the end of the previous Contract Year. Transfers out of the Fixed Account(s) are done on a first-in-first-out basis and are subject to any restrictions attributable to the Fixed Account(s). The entire Contract Value allocated to the Fixed Account(s) may be transferred in the fourth Contract Year following 30% transfers in each of the immediately preceding three Contract Years, provided that Purchase Payments or Transfers have not been applied to the Fixed Account(s) from the time the first annual transfer was made.

Transfers between Competing Accounts are not allowed except as provided below. The Fixed Account(s) and the money market Sub-Account are considered Competing Accounts. For a period of ninety (90) days following a transfer out of a Competing Account, no transfers may be made into that same account or any other Competing Account. However, transfers may be made from the money market Sub-Account to the Fixed Account(s) without regard to the Competing Accounts restrictions.]

Minimum Amount Which Must Remain In a Sub-Account or the Fixed Account(s) After a Transfer: [$1,000; or if the entire amount in the Sub-Account or Fixed Account(s) is less than $1,000, the entire amount must be transferred.]

WITHDRAWALS

Contingent Deferred Sales Charge (CDSC): [A Contingent Deferred Sales Charge is assessed against the amount of the Contract Value withdrawn or applied to an Annuity Option. The charge is calculated at the time of each withdrawal or annuitization. For partial withdrawals, the charge is deducted from the remaining Contract Value and is deducted from the Sub-Accounts and Fixed Account(s) in the same

TMLS-CAF	4B	09-01

proportion that the amount of withdrawal from the Sub-Account or Fixed Account(s) bears to the total of the partial withdrawal.

Contract Year	Charge
[1-2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 and thereafter	0%]

Free Withdrawal Amount:

[During the first Contract Year, the Contract Owner may withdraw up to 10% of the Purchase Payments reduced by any Free Withdrawal Amount(s) previously taken during such Contract Year. Beginning in the second Contract Year, the Contract Owner may withdraw up to 10% of the Contract Value determined as of the end of the previous Contract Year reduced by any Free Withdrawal Amount(s) previously taken during the current Contract Year.]

Withdrawal Charge: [None]

Minimum Partial Withdrawal: [$250]

Minimum Contract Value Which Must Remain in the Contract After a Partial Withdrawal: [Qualified Plan: $2,000; Non-Qualified Plan: $5,000]

Number of Partial Withdrawals Permitted: [No Limit]

ANNUITY GUIDELINE PARAMETERS

1.
[If the amount to be applied under an Annuity Option is less than $2,000 for a full annuitization, the Company reserves the right to pay the amount in a lump sum. If any Annuity Payment is less than $100, the Company reserves the right to change the payment basis to equivalent quarterly, semi-annual or annual payments. The Company reserves the right to limit the number of partial annuitizations to a maximum of one per Contract Year. The minimum amount for a partial annuitization is $10,000.

2.	The Annuity Date must be the 1st through the 28th day of the month. Any full or partial annuitization cannot be earlier than five years after the Issue Date.

3.	The latest permitted Annuity Date is the earlier of:
(a)	the 100th birthday of the Annuitant or the oldest Joint Annuitant;
(b)	the latest date permitted under state law; or
(c)	the 100th birthday of the Contract Owner or the oldest Joint Owner.]

TMLS-CAF	4C	09-01

CONTRACT CHARGES

TYPE	DESCRIPTION/ AMOUNT
Mortality And Expense Risk Charge
[The current charge is equal on an annual basis to 0.75% of the average daily net asset value of the Separate Account.] The maximum charge is equal on an annual basis to 1.50% of the average daily net asset value of the Separate Account.

Administrative Charge
[The current charge is equal on an annual basis to 0.15% of the average daily net asset value of the Separate Account.] The maximum Administrative Charge will not exceed 0.25% of the average daily net asset value of the Separate Account.

Annual Contract Maintenance Charge
[Currently there is no charge deducted each Contract Year.] The maximum charge will not exceed $60.00 per Contract Year.

[This charge will be deducted at the end of each Contract Year from the Sub-Accounts and the Fixed Account(s) in the same proportion that the amount of the Contract Value in each Sub-Account or Fixed Account(s) bears to the total Contract Value.

During the Annuity Period, the Annual Contract Maintenance Charge will be deducted pro-rata from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity Payment.]

TMLS-CAF	4D	09-01

CONTRACT CHARGES FOR OPTION(S) SELECTED

TYPE	DESCRIPTION/ AMOUNT
3 Year Reset Death Benefit Charge	[The current charge is equal to 0.10%.] The maximum charge will not exceed 0.20% for Ages 18-60; 0.30% for Ages 61-70; 0.70% for Ages 71 and older.
5 % Roll-Up Death Benefit Charge	[The current charge is equal to 0.40%.] The maximum charge will not exceed 0.50% for Ages 18-60; 0.75% for Ages 61-70; 1.20% for Ages 71 and older.
Annual Ratchet Death Benefit Charge	[The current charge is equal to 0.25%.] The maximum charge will not exceed 0.35% for Ages 18-60; 0.55% for Ages 61-70; 0.80% for Ages 71 and older.
Combination Annual Ratchet and Roll-Up Death Benefit Charge	[The current charge is equal to 0.45%.] The maximum charge will not exceed 0.50% for Ages 18-60; 0.80% for Ages 61-70; 1.25% for Ages 71 and older.
Earnings Enhancement Death Benefit Charge	[The current charge is equal to 0.15% if the Death Benefit Rider with Combination Annual Ratchet/Roll-Up Feature is in effect.] The maximum charge will not exceed 0.45%.
Guaranteed Minimum Income Benefit Charge	[The current charge for the 5% Roll-Up Option is equal to 0.35%.] The maximum charge will not exceed 0.55%.
Guaranteed Minimum Accumulation Benefit Charge	[The current charge for the Return of Purchase Payment Option is equal to 0.35%] The maximum charge will not exceed 0.50%.
Nursing Home Benefit Charge	[The current charge is equal to 0.05%.] The maximum charge will not exceed 0.10%.
Equalizer Benefit Charge	[The current charge is equal to 0.50%.] The maximum charge will not exceed 0.60%.
Charge for Selection of Enhanced Free Withdrawals
[The current charge is 0.25% for the option which provides for free withdrawals of 10% of Purchase Payments in the first Contract Year and 20% of Contract Value thereafter.] The maximum charge will not exceed 0.25%.

Charge for Selection of 5 Year CDSC Option	[The current charge is equal to 0.20%.] The maximum charge will not exceed 0.20%.

CONTRACT CREDITS

TYPE	DESCRIPTION/ AMOUNT
Persistency Credit
At the end of each Contract Year following the last Contract Year that a CDSC would apply, the Company will calculate a credit in the amount of [0.10% of the Contract Value and apply that credit on the immediately following Contract Anniversary.] The minimum credit is 0.02%

Case Size Credit	On each Contract Anniversary while the Contract is in effect, the Company will increase the Contract Value subject to the following conditions:
	1.	If the Average Contract Value for a given Contract Year is at least [$250,000 and less than $1,000,000], the Company will credit [0.08%] based on the Contract Value as of the end of the Contract Year.
	2.	If the Average Contract Value for a given Contract Year is at least [$1,000,000], the Company will credit [0.12%] based on the Contract Value as of the end of the Contract Year.
	3.	For any Contract Year, the Average Contract Value is calculated based on the average of the Contract Values attributable to the end of each quarterly period of such Contract Year.

TMLS-CAF	4E	09-01

Electronic Document Delivery Credit
For any Contract Year prior to [2008], in which the Contract Owner is participating in any electronic document delivery program offered by the Company for this product on a Contract Anniversary Date, a [$24] credit will be applied on such Contract Anniversary. The Company reserves the right to continue, modify or discontinue this benefit for any Contract Year after [2007].

Mortality And Expense Risk Credit	[ None]
Administrative Credit	[ None]

CONTRACT CREDITS FOR OPTION(S) SELECTED
Credit for 9 Year CDSC option	[The current credit is equal to 0.10%]. The minimum credit is equal to 0.10%.
Credit for Contract Value Death Benefit option	[The current credit is equal to 0.05%.] The minimum credit is 0.02%.

TMLS-CAF	4F	09-01

RIDER	RIDER EFFECTIVE DATE
[Custom Plan Options Rider]	[10/01/01]
[Fixed Account with Declared Interest Rate Rider ]	[10/01/01]
[Fixed Account for Dollar Cost Averaging Rider]	[10/01/01]
[Fixed Account with Long Term Guarantee Rider]	[10/01/01]
[Individual Retirement Annuity Rider]	[10/01/01]
[Roth Individual Retirement Annuity Rider]	[10/01/01]
[Qualified Plan Rider]	[10/01/01]
[SIMPLE IRA Rider]	[10/01/01]
[Unisex Annuity Rates Contract Rider]	[10/01/01]
[Basic Death Benefit Rider ]	[10/01/01]
[Death Benefit Rider with Reset Feature]	[10/01/01]
[Death Benefit Rider with Roll-Up Feature]	[10/01/01]
[Death Benefit Rider with Annual Ratchet Feature]	[10/01/01]
[Death Benefit Rider with Combination Ratchet/Roll-up Feature]	[10/01/01]
[Earnings Enhancement Supplemental Death Benefit Rider]	[10/01/01]
[Guaranteed Minimum Accumulation Benefit Rider]	[10/01/01]
[Guaranteed Minimum Income Benefit Rider]	[10/01/01]
[Nursing Home Benefit Rider]	[10/01/01]
[Equalizer Benefit Rider]	[10/01/01]

ANNUITY SERVICE CENTER:

Massachusetts Mutual Life Insurance Company
[Annuity Service Center
P.O. Box 9067
Springfield, MA 01102-9067]

TMLS-CAF	4G	09-01

FIXED ACCOUNT(S)

FIXED ACCOUNT(S):
The Minimum Guaranteed Interest Rate is 3%.

SEPARATE ACCOUNT(S):
[Massachusetts Mutual Variable Annuity Separate Account 4.]

Eligible Investments, Series:	Sub-Accounts:

[American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund	American Century VP Income & Growth
American Century VP Value Fund	American Century VP Value

Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio	Calvert Social Balanced

Deutsche Asset Management VIT Funds
Deutsche VIT EAFE® Equity Index Fund	Deutsche VIT EAFE® Equity Index
Deutsche VIT SM all Cap Index Fund	Deutsche VIT Small Cap Index

Fidelity® Variable Insurance Products Fund
VIP Growth Portfolio - Service Class	Fidelity® VIP Growth

Fidelity® Variable Insurance Products Fund II
VIP II Contrafund® Portfolio - Initial Class	Fidelity® VIP II Contrafund®

Fidelity® Variable Insurance Products Fund III
VIP III Growth Opportunities Portfolio - Service Class	Fidelity® VIP III Growth Opportunities

Franklin Templeton Variable Insurance Products Trust
Templeton International Securities Fund – Class 2 shares	Templeton International Securities

INVESCO Variable Investment Funds, Inc.
INVESCO VIF - Financial Services Fund	INVESCO VIF - Financial Services
INVESCO VIF - Health Sciences Fund	INVESCO VIF - Health Sciences
INVESCO VIF - Technology Fund	INVESCO VIF - Technology

Janus Aspen Series
Janus Aspen Balanced Portfolio	Janus Aspen Balanced
Janus Aspen Capital Appreciation Portfolio	Janus Aspen Capital Appreciation
Janus Aspen Worldwide Growth Portfolio	Janus Aspen Worldwide Growth

MFS® Variable Insurance TrustSM
MFS® Investors Trust Series	MFS® Investors Trust
MFS® New Discovery Series	MFS® New Discovery

TMLS-CAF	4H	09-01

MML Series Investment Fund
MML Blend Fund	MML Blend
MML Emerging Growth Fund	MML Emerging Growth
MML Enhanced Index Core Equity Fund	MML Enhanced Index Core Equity
MML Equity Fund	MML Equity

MML Equity Index Fund - Class I shares	MML Equity Index
MML Growth Equity Fund	MML Growth Equity
MML Large Cap Value Fund	MML Large Cap Value
MML Managed Bond Fund	MML Managed Bond
MML OTC 100	MML OTC 100
MML Small Cap Growth Equity Fund	MML Small Cap Growth Equity
MML Small Cap Value Equity Fund	MML Small Cap Value Equity
MML Small Company Opportunities Fund	MML Small Company Opportunities

Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth Fund/VA	Oppenheimer Aggressive Growth
Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation
Oppenheimer Global Securities Fund/VA	Oppenheimer Global Securities
Oppenheimer High Income Fund/VA	Oppenheimer High Income
Oppenheimer Main Street® Growth & Income Fund/VA	Oppenheimer Main Street® Growth & Income
Oppenheimer Money Fund/VA	Oppenheimer Money
Oppenheimer Multiple Strategies Fund/VA	Oppenheimer Multiple Strategies
Oppenheimer Strategic Bond Fund/VA	Oppenheimer Strategic Bond

Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Oppenheimer International Growth
Panorama Growth Portfolio	Panorama Growth
Panorama Total Return Portfolio	Panorama Total Return

T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio	T. Rowe Price Equity Income
T. Rowe Price Blue Chip Growth	T. Rowe Price Blue Chip Growth
T. Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price Mid-Cap Growth]

TMLS-CAF	4I	09-01

FIXED ACCOUNT MINIMUM CONTRACT WITHDRAWAL VALUES
Contract Year	Table 1 Minimum Contract Values	Table 2 Minimum Contract Withdrawal V Values	Table 3 Minimum Contract Values	Table 4 Minimum Contract Withdrawal Values
1	[51,311.25	47,606.35	1,994.85	1,851.26
2	52,658.46	49,266.76	4,044.41	3,752.77
3	54,042.62	50,996.85	6,150.18	5,776.29
4	55,464.74	52,785.37	8,313.70	7,888.68
5	56,925.86	54,634.21	10,536.55	10,092.86
6	58,427.05	56,545.38	12,820.36	12,391.84
7	59,969.41	58,520.89	15,166.81	14,788.73
8	61,554.07	60,562.87	17,577.61	17,286.73
9	63,182.19	62,673.48	20,054.53	19,889.14
10	65,017.66	65,017.66	22,656.16	22,656.16
11	66,908.19	66,908.19	25,335.85	25,335.85
12	68,855.43	68,855.43	28,095.92	28,095.92
13	70,861.10	70,861.10	30,938.80	30,938.80
14	72,926.93	72,926.93	33,866.97	33,866.97
15	75,054.74	75,054.74	36,882.97	36,882.97
16	77,246.38	77,246.38	39,989.46	39,989.46
17	79,503.77	79,503.77	43,189.15	43,189.15
18	81,828.89	81,828.89	46,484.82	46,484.82
19	84,223.75	84,223.75	49,879.37	49,879.37
20	86,690.46	86,690.46	53,375.75	53,375.75]

These tables illustrate the Fixed Account Minimum Contract Withdrawal Value determined at the end of each Contract Year based on the following assumptions:

1.	Tables 1 and 2 are based on a single Purchase Payment of $50,000 on the Contract Issue Date.
2.	Tables 3 and 4 are based on an initial Purchase Payment of $2,000 on the Contract Issue Date, followed by annual Purchase Payments of $2,000 on contract anniversaries.
3.	[9 year Contingent Deferred Sales Charge as specified on the Contract Schedule.]
4.	[Free Withdrawal Amounts as specified on the Contract Schedule. ]
5.	Purchase Payment(s) are made to the Fixed Account only.
6.	Minimum Guaranteed Interest Rate of 3% is credited each year.
7.	The maximum Annual Contract Maintenance Charge of $60 is withdrawn from the Contract Value at the end of each Contract Year.
8.	No prior Partial Surrenders and/or Transfers have been made to or from the Fixed Account.
9.	Charges other than those listed above are not reflected in any minimum contract withdrawal values.

TMLS-CAF	4J	GV-9 09-01

CONTRACT SCHEDULE

CONTRACT NUMBER: [ ]	ANNUITY DATE: [Max Age = 100 (90NY)]

ISSUE DATE: [10/01/01]	CONTRACT SCHEDULE DATE: [10/01/2001]

PRODUCT VERSION: [ PACKAGE PLAN I, II or III)]

CONTRACT OWNER: [ ]
AGE AND SEX: [ Maximum Age 90 (85NY) ]

JOINT OWNER: [ ]
AGE AND SEX: [ Maximum Age 90 (85NY) ]

ANNUITANT: [ ]
AGE AND SEX: [Maximum Age 90 (85NY) ]

BENEFICIARY:	As designated by the Contract Owner at the Issue Date, or as otherwise changed or provided in accordance with the Contract.

PURCHASE PAYMENTS

Initial Purchase Payment: [$XXX,XXX.XX]
[Qualified - $2,000 Minimum; Non-Qualified - $15,000 Minimum ]

Minimum Subsequent Purchase Payment: [$250, or, if the automatic investment plan option is elected, $100.]

Maximum Total Purchase Payments: [For Contract Owners up to Age 75 on the Issue Date, the maximum total Purchase Payments are $1,000,000; for Contract Owners over Age 75 on the Issue Date, the maximum total Purchase Payments are $500,000. Purchase Payments above these amounts must be pre-approved by the Company. For Joint Contract Owners, Age refers to the oldest Joint Contract Owner. If the Contract is owned by a non-natural person, then Contract Owner shall mean Annuitant.]

Allocation Guidelines:

1.
[There are currently no limitations on the number of Sub-Accounts that can be selected by a Contract Owner. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 at any one time.

2.	Contract Owners can have Purchase Payments allocated to the Fixed Account(s). The minimum amount of any allocation to the Long Term Fixed Account is $1,000.

3.
If the Purchase Payments and forms required to issue a Contract are in good order, the initial Net Purchase Payment will be credited to the Contract within two (2) business days after receipt at the Annuity Service Center. Additional Purchase Payments will be credited to the Contract as of the Valuation Period when they are received in good order.]

TMLS-PKG	4A	09-01

TRANSFERS

Number of Transfers: [Subject to the conditions imposed on such transfers by the Company, Contract Owners may make unlimited transfers during the Accumulation Period and 6 transfers per calendar year during the Annuity Period. The Company reserves the right to further limit the number of transfers in the future. We reserve the right to restrict transfers initiated by a market-timing organization, or individual, or other party authorized to give transfer instructions on behalf of the Contract Owner(s).]

Free Transfers: [12 per calendar year during the Accumulation Period; 6 per calendar year during the Annuity Period. All transfers made during a Valuation Period are deemed to be one transfer.]

Transfer Fee: [The Transfer fee will not exceed $20 for each transfer beyond the 12 free unscheduled transfers allowed per calendar year. In addition, all transfers made as a result of a dollar cost averaging program, rebalancing program, interest sweep program, automatic voice response system, or the internet will be considered as free scheduled transfers that do not count toward the 12 free unscheduled transfers. ]

Minimum and Maximum Amount to be Transferred: [The minimum amount of a transfer is $1,000 per transfer request (from one or multiple Sub-Accounts and the Fixed Account(s) during the Accumulation Period) or the Contract Owner’s entire interest in the Sub-Account or Fixed Account(s), if less. This requirement is waived if the transfer is made in connection with the rebalancing, interest sweep or dollar cost averaging programs. The minimum amount of any allocation to the LT Fixed Account is $1,000.

Transfers out of the Fixed Account(s) excluding the DCA Fixed Account(s) during the first Contract Year are limited in amount to thirty percent (30%) of the Contract Value allocated to the Fixed Account(s) determined as of the time of the first transfer. Transfers out of the Fixed Account(s), excluding the LT Fixed Account and DCA Fixed Account(s), during any subsequent Contract Year are limited in amount to thirty percent (30%) of the Contract Value allocated to the Fixed Account(s) determined as of the end of the previous Contract Year. Transfers out of the Fixed Account(s) are done on a first-in-first-out basis and are subject to any restrictions attributable to the Fixed Account(s). The entire Contract Value allocated to the Fixed Account(s) may be transferred in the fourth Contract Year following 30% transfers in each of the immediately preceding three Contract Years, provided that Purchase Payments or Transfers have not been applied to the Fixed Account(s) from the time the first annual transfer was made.

Transfers between Competing Accounts are not allowed except as provided below. The Fixed Account(s) and the money market Sub-Account are considered Competing Accounts. For a period of ninety (90) days following a transfer out of a Competing Account, no transfers may be made into that same account or any other Competing Account. However, transfers may be made from the money market Sub-Account to the Fixed Account(s) without regard to the Competing Accounts restrictions.]

Minimum Amount Which Must Remain In a Sub-Account or the Fixed Account(s) After a Transfer: [$1,000; or if the entire amount in the Sub-Account or Fixed Account(s) is less than $1,000, the entire amount must be transferred.]

TMLS-PKG	4B	09-01

WITHDRAWALS

Contingent Deferred Sales Charge: [A Contingent Deferred Sales Charge is assessed against the amount of the Contract Value withdrawn or applied to an Annuity Option. The charge is calculated at the time of each withdrawal or annuitization. For partial withdrawals, the charge is deducted from the remaining Contract Value and is deducted from the Sub-Accounts and Fixed Account(s) in the same proportion that the amount of withdrawal from the Sub-Account or Fixed Account(s) bears to the total of the partial withdrawal.

Contract Year	Charge
1-3	7%
4	6%
5	5%
6	4%
7	3%
8 and thereafter	0%]

Free Withdrawal Amount: [During the first Contract Year, the Contract Owner may withdraw up to 10% of the Purchase Payments reduced by any Free Withdrawal Amount(s) previously taken during such Contract Year. Beginning in the second Contract Year, the Contract Owner may withdraw up to 10% of the Contract Value determined as of the end of the previous Contract Year reduced by any Free Withdrawal Amount(s) previously taken during the current Contract Year.] ]

Withdrawal Charge: [None]

Minimum Partial Withdrawal: [$250]

Minimum Contract Value Which Must Remain in the Contract After a Partial Withdrawal:
[Qualified Plan: $2,000; Non-Qualified Plan: $5,000]

Number Of Partial Withdrawals Permitted: [No Limit]

ANNUITY GUIDELINE PARAMETERS

1.
[If the amount to be applied under an Annuity Option is less than $2,000 for a full annuitization, the Company reserves the right to pay the amount in a lump sum. If any Annuity Payment is less than $100, the Company reserves the right to change the payment basis to equivalent quarterly, semi-annual or annual payments. The Company reserves the right to limit the number of partial annuitizations to a maximum of one per Contract Year. The minimum amount for a partial annuitization is $10,000.

2.	The Annuity Date must be the 1st through the 28th day of the month. Any full or partial annuitization cannot be earlier than five years after the Issue Date.

3.	The latest permitted Annuity Date is the earlier of:

(a)	the 100th birthday of the Annuitant or the oldest Joint Annuitant;
(b)	the latest date permitted under state law; or
(c)	the 100th birthday of the Contract Owner or the oldest Joint Owner.]

TMLS-PKG	4C	09-01

CONTRACT CHARGES

TYPE	DESCRIPTION/ AMOUNT
Mortality And Expense Risk Charge
[The current charge is equal on an annual basis to 0.75% of the average daily net asset value of the Separate Account.]

[The current charge is equal on an annual basis to 1.05% of the average daily net asset value of the Separate Account.]

[The current charge is equal on an annual basis to 1.35% of the average daily net asset value of the Separate Account.]

The maximum charge is equal on an annual basis to 1.50% of the average daily net asset value of the Separate Account.

Administrative Charge	[The current charge is equal on an annual basis to 0.15% of the average daily net asset value of the Separate Account.]

The maximum Administrative Charge will not exceed 0.25% of the average daily net asset value of the Separate Account.

Annual Contract Maintenance Charge
[Currently there is no charge deducted each Contract Year.] The maximum charge will not exceed $60.00 per Contract Year.

This charge will be deducted at the end of each Contract Year from the Sub-Accounts and the Fixed Account(s) in the same proportion that the amount of the Contract Value in each Sub-Account or Fixed Account(s) bears to the total Contract Value.

During the Annuity Period, the Annual Contract Maintenance Charge will be deducted pro-rata from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity Payment.]

TMLS-PKG	4D	09-01

CONTRACT CREDITS

TYPE	DESCRIPTION/ AMOUNT
Case Size Credit
On each Contract Anniversary while the Contract is in effect, the Company will increase the Contract Value subject to the following conditions:
1. If the Average Contract Value for a given Contract Year is at least [$250,000 and less than $1,000,000], the Company will credit [0.08%] based on the Contract Value as of the end of the Contract Year.
2. If the Average Contract Value for a given Contract Year is at least [$1,000,000], the Company will credit [0.12%] based on the Contract Value as of the end of the Contract Year.
For any Contract Year, the Average Contract Value is calculated based on the average of the Contract Values attributable to the end of each quarterly period of such Contract Year.

Electronic Document Delivery Credit
For any Contract Year prior to [2008], in which the Contract Owner is participating in any electronic document delivery program offered by the Company for this product on a Contract Anniversary Date, a [$24] credit will be applied on such Contract Anniversary. The Company reserves the right to continue, modify or discontinue this benefit for any Contract Year after [2007].

Mortality And Expense Risk Credit	[ None]
Administrative Credit	[ None]

TMLS-CAF	4E	09-01

RIDERS	RIDER EFFECTIVE DATE
[Package Plan Options Rider	[10/01/01]
[Fixed Account with Declared Interest Rate Rider]	[10/01/01]
[Fixed Account for Dollar Cost Averaging Rider]	[10/01/01]
[Fixed Account with Long Term Guarantee Rider]	[10/01/01]
[Individual Retirement Annuity Rider]	[10/01/01]
[Roth Individual Retirement Annuity Rider]	[10/01/01]
[SIMPLE IRA Rider]	[10/01/01]
[Qualified Plan Rider]	[10/01/01]
[Unisex Annuity Rates Contract Rider]	[10/01/01]
[Basic Death Benefit Rider ]	[10/01/01]
[Death Benefit Rider with Roll-Up Feature]	[10/01/01]
[Death Benefit Rider with Annual Ratchet Feature]	[10/01/01]
[Earnings Enhancement Death Benefit Rider]	[10/01/01]
[Nursing Home Benefit Rider]	[10/01/01]

ANNUITY SERVICE CENTER:
Massachusetts Mutual Life Insurance Company
[Annuity Service Center P.O. Box 9067 Springfield, MA 01102-9067]

TMLS-PKG	4F	09-01

FIXED ACCOUNT(S)

FIXED ACCOUNT(S)
The Minimum Guaranteed Interest Rate is 3%.

SEPARATE ACCOUNT(S)
[Massachusetts Mutual Variable Annuity Separate Account 4]

Eligible Investments, Series:	Sub-Accounts:

[American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund	American Century VP Income & Growth
American Century VP Value Fund	American Century VP Value

Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio	Calvert Social Balanced

Deutsche Asset Management VIT Funds
Deutsche VIT EAFE® Equity Index Fund	Deutsche VIT EAFE® Equity Index
Deutsche VIT Small Cap Index Fund	Deutsche VIT Small Cap Index

Fidelity® Variable Insurance Products Fund
VIP Growth Portfolio - Service Class	Fidelity® VIP Growth

Fidelity® Variable Insurance Products Fund II
VIP II Contrafund® Portfolio - Initial Class	Fidelity® VIP II Contrafund®

Fidelity® Variable Insurance Products Fund III
VIP III Growth Opportunities Portfolio - Service Class	Fidelity® VIP III Growth Opportunities

Franklin Templeton Variable Insurance Products Trust
Templeton International Securities Fund – Class 2 Shares	Templeton International Securities

INVESCO Variable Investment Funds, Inc.
INVESCO VIF - Financial Services Fund	INVESCO VIF - Financial Services
INVESCO VIF - Health Sciences Fund	INVESCO VIF - Health Sciences
INVESCO VIF - Technology Fund	INVESCO VIF - Technology

Janus Aspen Series
Janus Aspen Balanced Portfolio	Janus Aspen Balanced
Janus Aspen Capital Appreciation Portfolio	Janus Aspen Capital Appreciation
Janus Aspen Worldwide Growth Portfolio	Janus Aspen Worldwide Growth

MFS® Variable Insurance TrustSM
MFS® Investors Trust Series	MFS® Investors Trust
MFS® New Discovery Series	MFS® New Discovery

TMLS-PKG	4Q	09-01

MML Series Investment Fund
MML Blend Fund	MML Blend
MML Emerging Growth Fund	MML Emerging Growth
MML Enhanced Index Core Equity Fund	MML Enhanced Index Core Equity
MML Equity Fund	MML Equity
MML Equity Index Fund - Class I shares	MML Equity Index
MML Growth Equity Fund	MML Growth Equity
MML Large Cap Value Fund	MML Large Cap Value
MML Managed Bond Fund	MML Managed Bond
MML OTC 100 Fund	MML OTC 100
MML Small Cap Growth Equity Fund	MML Small Cap Growth Equity
MML Small Cap Value Equity Fund	MML Small Cap Value Equity
MML Small Company Opportunities Fund	MML Small Company Opportunities

Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth Fund/VA	Oppenheimer Aggressive Growth
Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation
Oppenheimer Global Securities Fund/VA	Oppenheimer Global Securities
Oppenheimer High Income Fund/VA	Oppenheimer High Income
Oppenheimer Main Street® Growth & Income Fund/VA	Oppenheimer Main Street® Growth & Income
Oppenheimer Money Fund/VA	Oppenheimer Money
Oppenheimer Multiple Strategies Fund/VA	Oppenheimer Multiple Strategies
Oppenheimer Strategic Bond Fund/VA	Oppenheimer Strategic Bond

Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Oppenheimer International Growth
Panorama Growth Portfolio	Panorama Growth
Panorama Total Return Portfolio	Panorama Total Return

T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio	T. Rowe Price Equity Income
T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Blue Chip Growth
T. Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price Mid-Cap Growth ]

TMLS-PKG	4H	09-01

FIXED ACCOUNT MINIMUM CONTRACT WITHDRAWAL VALUES

Contract Year	Table 1 Minimum Contract Values	Table 2 Minimum Contract Withdrawal Values	Table 3 Minimum Contract Values	Table 4 Minimum Contract Withdrawal Values
1	51,440.00	48,189.20	2,000.00	1,874.00
2	52,923.20	49,578.66	4,060.00	3,789.80
3	54,450.90	51,009.80	6,181.80	5,777.49
4	56,024.42	52,989.66	8,367.25	7,902.31
5	57,645.16	55,043.02	10,618.27	10,129.19
6	59,314.51	57,172.51	12,936.82	12,461.82
7	61,033.95	59,380.87	15,324.92	14,903.99
8	62,804.96	62,804.96	17,784.67	17,784.67
9	64,629.11	64,629.11	20,318.21	20,318.21
10	66,507.99	66,507.99	22,927.76	22,927.76
11	68,443.23	68,443.23	25,615.59	25,615.59
12	70,436.52	70,436.52	28,384.06	28,384.06
13	72,489.62	72,489.62	31,235.58	31,235.58
14	74,604.31	74,604.31	34,172.65	34,172.65
15	76,782.44	76,782.44	37,197.83	37,197.83
16	79,025.91	79,025.91	40,313.76	40,313.76
17	81,336.69	81,336.69	43,523.18	43,523.18
18	83,716.79	83,716.79	46,828.87	46,828.87
19	86,168.29	86,168.29	50,233.74	50,233.74
20	88,693.34	88,693.34	53,740.75	53,740.75

These tables illustrate the Fixed Account Minimum Contract Withdrawal Value determined at the end of each Contract Year based on the following assumptions:

1.	Tables 1 and 2 are based on a single Purchase Payment of $50,000 on the Contract Issue Date.
2.	Tables 3 and 4 are based on an initial Purchase Payment of $2,000 on the Contract Issue Date, followed by annual Purchase Payments of $2,000 on contract anniversaries.
3.	7 year Contingent Deferred Sales Charge as specified on the Contract Schedule.
4.	Free Withdrawal Amounts as specified on the Contract Schedule.
5.	Purchase Payment(s) are made to the Fixed Account only.
6.	Minimum Guaranteed Interest Rate of 3% is credited each year.
7.	The maximum Annual Contract Maintenance Charge of $60 is withdrawn from the Contract Value at the end of each Contract Year.
8.	No prior Partial Surrenders and/or Transfers have been made to or from the Fixed Account.
9.	Charges other than those listed above are not reflected in any minimum contract withdrawal values.

TMLS-PKG	4I	GV-1 09-01